NeoCart®: The Cutting-Edge Treatment for Knee Articular Cartilage Defects.

List of Authors
Ocugen Inc. Malvern, PA, United States

Knee Cartilage Damage: A Complex Problem

Cartilage:
- A complex shock absorber
- Withstands significant pressure
- Allows for rolling & sliding

Immediate Problems:
- Damage from acute injury or repetitive trauma
- Debilitating pain and loss of function

Long term Problems:
- Limited regeneration - lack of vascularity
- Strong correlation with Osteoarthritis



Cartilage Injury
Focal Chondral Defect

Current treatment options are sub-optimal with variable outcomes due to variable cellular response

Patients and physicians seeking alternatives that offer a more rapid and durable recovery

Economics & Unmet Needs of Knee Repair: The NeoCart Advantage


1.2M Arthroscopies
500K+ Corrective Procedures
150K microfractures
Unmet Need (those avoiding Treatment)
Unmet Need (those with larger lesions)

Annual procedures for knee cartilage defects


Extremely likely
Likely
Neutral
Unlikely
8%
9%
41%
43%

Willingness to prescribe NeoCart (N=79 surgeons)

Follow-up Arthroscopy Demonstrates NeoCart Integration


Initial Lesion
Implantation
8 Weeks
6 Months

- Powerful, proprietary platform that provides restorative cell therapies (RCTs) for active living
- NeoCart®, is a proprietary RCT that rebuilds patients' own knee cartilage, reducing pain at the source and potentially prevents progression to osteoarthritis (OA)
- Large market opportunity to treat knee cartilage damage approximately 1.2M defects identified each year
- Clinically meaningful Phase 3 top-line results reported in Q3:18
- Planned expansion of NeoCart platform into additional markets and indications

The NeoCart® Breakthrough

- NeoCart: bio-engineering breakthroughs enhance the autologous cartilage repair
- Accelerated healing and reduced pain using patient's own cells in a 3D scaffold
- Patients receive functional cartilage at the time of treatment



Attributes of an Optimal Treatment for Knee Cartilage Damage


Reduces pain
Improves function
Promotes repair of damaged cartilage
Short rehabilitation / rapid return to daily activities
Durable response
No specialized surgical techniques and less operating room time
Non-opioid approach

Potential Benefits of NeoCart®

- Patient Satisfaction: pain relief, better QoL, improved productivity
- Physician Satisfaction: robust clinical data – 1-year superiority endpoint
- Payer Cost Effectiveness


Surgical Steps
Assessment of defect & biopsy
6-8 Week Process
Implantation into defect with CT3 bioadhesive
Manufacturing Steps
Cell isolation expansion, & seeding of 3D scaffold
Implant processing
Continued growth in static culture
Quality control: histology & biomarkers

Phase I

Study parameters:
- Treatment group – 8 patients
- Cartilage injury – 1-2 cm

Evaluations:
- Through 60 months post-op
- International Knee Documentation Committee (IKDC) questionnaire
- Visual analog scale
- Range of motion
- Cartilage-sensitive MRI

Results:
- Lowered pain and improved functions after NeoCart
- Six patients had substantial defect fill at 24 months
- Improved IKDC score in 7 out of 8 patients

Safety:
- No adverse events reported
- No patient developed arthrofibrosis or implant hypertrophy





• Sagittal MRI and arthroscopic image of the NeoCart implant (blue arrow) at 12 weeks with meniscal tear (red arrow).
• The NeoCart (blue arrow) is flush & integrated to repaired region (border shown by black line) (Crawford et al., AJSM 2009)

Coronal MRI shows good fill of the cartilage defect 10 days to 6 months after NeoCart Implantation (Crawford et al., AJSM 2009).

NeoCart Publications

Clinical Trials:


10 days
1 month
3 months
6 months

Phase II

Study parameters:
- 30 patients at 6 U.S. centers
- 2:1 randomization (NeoCart v. Microfracture)
- Lesion size – 1-3 cm

Superiority Endpoint:
% of NeoCart "Responders" vs Mfx "Responders"


+20 points
Responders
+12 points
Non-Responders
Non-Responders
IKDC Subjective
Baseline
KOOS Pain

Evaluations: 60 months post-op
- IKDC questionnaire
- Knee Injury and Osteoarthritis Outcome Score (KOOS) for pain, symptoms, activities of daily living (ADL), quality of life (QOL), sports scales, Visual analog scale and Short Form-36 (SF-36) questionnaire

IKDC Score: Mean Change from Baseline


Mean IKDC Score Change
60
50
40
30
20
10
0
-10
-20
3 months
6 months
12 months
24 months
Timepoint

Results:
- More patients responded to NeoCart than microfracture
  - at 6 months (43% Vs 25%)
  - at 12 months (76% Vs 22%)
- Improvement with NeoCart was significantly greater
  - at 6, 12 and 24 months for IKDC, SF-36 & KOOS-ADL / pain
  - at 6 months for KOOS-symp
  - at 12 & 24 months for KOOS sports & VAS

KOOS Pain Score: Mean Change from Baseline


Mean KOOS Score Change
60
50
40
30
20
10
0
-10
-20
3 months
6months
12 months
24 months
Timepoint
Microfracture
NeoCart

Safety:
- No serious adverse events reported
- None of the AE were related to either treatments

Change in Patient-Reported Outcomes From Baseline to Final Follow-up

Parameter	Baseline	Final Follow-up	Change From Baseline	P -Value	n
IKDC subjective	47.9 ± 17.4	75.5 ± 22.1	27.6 ± 19.1	<0.0001	29
VAS mean	34.6 ± 22.5	14.3 ± 18.4	–20.3 ± 24.6	<0.0001	29
VAS highest	60.1 ± 20.6	23.5 ± 27.0	–36.6 ± 29.7	<0.0001	21
KOOS-Pain	64.8 ± 12.1	86.1 ± 17.3	21.4 ± 10.7	<0.0001	21
KOOS-ADL	75.5 ± 14.8	91.6 ± 13.8	16.1 ± 11.0	<0.0001	21
KOOS-QoL	28.6 ± 15.5	69.4 ± 28.0	40.8 ± 27.5	<0.0001	21
KOOS-Symptoms	65.8 ± 13.8	86.6 ± 13.4	20.8 ± 15.4	<0.0001	21
KOOS-Sports	41.4 ± 24.3	72.4 ± 28.8	31.0 ± 26.4	<0.0001	21
SF-36 physical	40.5 ± 7.2	51.4 ± 8.1	11.0 ± 7.1	<0.0001	21
SF-36 mental	55.1 ± 9.2	54.8 ± 6.7	–0.3 ± 9.5	0.8858	21
Active ROM	131.5 ± 7.9	140.7 ± 6.3	9.2 ± 9.6	<0.0001	29

Data are reported as mean ± SD unless otherwise indicated. Anderson et al AJSM 2017

Phase III


Phase 3 requires only
~15-20% difference between NeoCart and microfracture
NeoCart
Microfracture
1 year primary superiority endpoint
*76%
22%
89%
44%
69%
29%
Evaluable Patients:
21
9
18
9
16
7

*$p < 0.05$

Study parameters:


Screening
n = 249
Endpoints at 1 Year
Key Inclusion Criteria
Age: 18-59
Severe and symptomatic cartilage lesions (0.5-6cm²)
Femoral condyle and/or trochlear lesions
Key Exclusion Criteria
Prior lesion treatment
High BMI
Significant arthritis
Concomitant surgeries
Randomization
Primary
Knee pain/function improvement:
≥12 pts KOOS pain
≥20 pts IKDC Subjective
Secondary
Time to full weight-bearing
Failure: Reop or deterioration
Collagen layering via MRI

Primary endpoint narrowly missed

	NeoCart (N=170)	Microfracture (N = 79)	P-value*
Primary Efficacy Endpoint (ITT)	n/N (%)	n/N (%)	
Clinically significant improvements of ≥12 points in KOOS pain score and ≥20 points in IKDC subjective score at 1 year	121/170 (71.2)	49/79 (62.0)	0.0744

* Pearson's Asymptotic P-Value (1-sided)

HIGHLIGHTS FROM HISTOGENICS PHASE III STUDY

—A prospective randomized trial comparing NeoCart to the microfracture in the treatment of cartilage defects in the knee

—NeoCart narrowly missed the primary endpoint of a statistically significant improvement in pain and function

—Both NeoCart & microfracture were well tolerated with strong safety profiles

—Improvements in KOOS subscales (ps ≤ 0.050) and IKDC subscales (P=0.0126) favoring NeoCart® at 1 year

—Secondary outcomes met their target goals

Ocugen Phase III

A PROPOSED RANDOMIZED COMPARISON OF NEOCART® TO A COMPARATOR ARM FOR THE KNEE ARTICULAR CARTILAGE REPAIR

COMBATING CONFOUNDERS: PROPOSED ALTERATIONS IN STUDY DESIGN

- *A dynamic randomization design should result in equipoise in the baseline confounders.*
- *Ad hoc analyses demonstrated improvement in pain and function for the NeoCart group vs. microfracture for the following factors:*
  - *Larger lesion sizes*
  - *Younger patients*
  - *Larger BMI (Body Mass Index)*
- *These confounding factors will be controlled for using dynamic randomization in addition to:*
  - *Baseline KOOS (Knee Injury and Osteoarthritis Outcome Score) pain*
  - *Baseline KOOS ADL (Activities of Daily Living)*
  - *Maximum ICRS (International Cartilage Repair Society) Score on MRI*

PRIMARY OUTCOMES

EFFICACY: To demonstrate that NeoCart®, improves pain and function in the repair of knee cartilage defects and is superior to the comparator.

SAFETY: To evaluate NeoCart® safety up to 5 years post-implantation

CO-PRIMARY EFFICACY ENDPOINT

Mean change from baseline to 2 years for the Patients' Knee Injury and Osteoarthritis Outcome Score (KOOS) Pain and Function Activities of Daily Living (ADL) subscale scores.

SECONDARY SAFETY OBJECTIVE

To evaluate NeoCart® safety in the repair of cartilage defects of the femoral condyles and/or trochlea.

NeoCart Highlights: Improved Outcomes Versus Established Suboptimal Alternatives

	NeoCart	Micro-fracture	ACI & other Products
Accelerated recovery and improved clinical efficacy	✓	×	×
Shorter recovery times	✓	×	×
Excellent safety profile	✓	×	×
Long term performance	✓	×	×
Fewer complications and re-operations	✓	×	×
Tissue quality and competence at implantation	✓	×	×
Biomechanical competence after 1 year	✓	×	×
Earlier weight-bearing and return to activity	✓	×	×